UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 28, 2017

Includes:

•	UBS RMA Government Money Market Fund

January 2, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS RMA Government Money Market Fund (the “fund”) regarding certain program account fees associated with investments in the fund.

Effective in 2018, UBS Financial Services Inc. is changing certain program account fees. As a result, the shareholder fee table included on page 3 of the “Fund summary” section in the Prospectus is revised as follows:

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. RMA Program	$175
UBS Financial Services Inc. Business Services Account BSA Program	$175
UBS Financial Services Inc. Basic Investment Account Program	$100

UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-931